THE FRANKLIN LIFE INSURANCE COMPANY
FRANKLIN LIFE VARIABLE ANNUITY FUND
INDIVIDUAL VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED AUGUST 31, 2001
TO
PROSPECTUS
DATED APRIL 30, 1999

          Effective August 29, 2001, The Franklin Life Insurance Company ("The Franklin") is amending the prospectus for the sole purpose of announcing the acquisition of The Franklin's parent corporation.

          On page 17 of the prospectus, under the section titled "The Franklin" the following paragraph is hereby inserted at the end of the section.

On May 11, 2001, American General Corporation ("AGC"), a Texas corporation, American International Group, Inc. ("AIG"), a Delaware corporation and Washington Acquisition Corporation, a Texas corporation and a wholly-owned subsidiary of AIG, entered into an agreement pursuant to which AGC would become a wholly-owned subsidiary of AIG (the "Transaction"). On August 15, 2001, the shareholders of AGC voted to approve the Transaction. On August 29, 2001, the Transaction was completed. As a result of the Transaction, The Franklin is now an indirect, wholly-owned subsidiary of AIG.